                          LONG TERM GRAPE PURCHASE CONTRACT


         This Contract entered into the 21st day of December, 1972, is between VINEYARD INVESTORS-1972, a California Limited Partnership (Grower) and ALMADEN VINEYARDS, INC., a Delaware corporation (Winery).

RECITALS:

         A. Winery desires to augment its annual supply of wine grapes on a long term basis;

         B. Grower intends to develop approximately 1,345 acres of land by planting this acreage to vineyards for the purpose of growing and producing certain selected varieties of wine grapes;

         C. Grower anticipates that this development program will commence with the planting of these 1,345 acres in the calendar year of 1973; and

         D. While Grower intends to acquire and develop approximately 1,345 acres of land and plant them in 1973, as described in Recitals B and C, supra, and will make every reasonable effort to successfully consummate pending negotiations for the acquisition of this acreage and to complete planting thereof during the 1973 planting season, the total number of acres acquired by Grower may be less than 1,345 acres and the planting thereof may not be completed during the 1973 planting season; Winery and Grower nonetheless desire and intend to have the terms hereof apply to such lesser number of acres as are in fact acquired by Grower, provided at least 865 acres are acquired, and to post-1973 plantings, provided all planting is completed not later than the 1974 planting season;

         IT IS THEREFORE AGREED:

         1. Grower has contracted for approximately 600,000 certified virus-free plants and to the extent the contractor is able to deliver, agrees to plant by no later than August 31, 1973 the varieties of grapes and number of acres set forth and described on Exhibit A attached hereto and made a part hereof.

         2. Any obligation of Grower to plant the varieties of grapes in the quantities referred to Section 1, above, shall be conditioned upon:

              (a) Grower's ability to obtain the plants described on Exhibit A at reasonable prices;

              (b) Grower's prior acquisition of the total vineyard acreage described on Exhibit A sufficiently in advance of the 1973 planting season to reasonably permit completion of the planting prior to August 31, 1973.

         In the event Grower is not able to consummate the acquisition of the total vineyard acreage described on Exhibit A and to complete, prior to August 31, 1973, the planting of the vineyard acreage in fact acquired by Grower, or in either of these events, the number of acres and number of plants to be planted by Grower shall be reduced to the number of acres in fact acquired and plants required for this lesser acreage and the period within which planting shall be completed shall be extended to permit completion of the planting provided Grower shall plant not less than 865 acres and shall complete all planting on or before August 31, 1974.

         3. (a) Grower shall have the exclusive right and sole discretion to make all decisions in farming and management of the vineyards; but in making such decisions, Grower agrees to follow good cultural practices and to use its best efforts to produce quality grapes for wine making.

              (b) During each year of the term of this Contract, Grower agrees to harvest, deliver and sell to Winery, and Winery agrees to accept delivery of and purchase all grapes grown and produced on acreages subject to this Contract.

              (c) Winery shall specify a reasonable time for the harvest of each vineyard and shall furnish carriers at Grower's vineyards to accept delivery of harvested grapes from Grower. Title to such grapes shall pass from Grower to Winery upon delivery to the carrier; if Grower shall suffer any net loss as the result of the specification of the time for harvest and delivery, Winery shall compensate Grower for such net loss.

          4. This Contract shall be binding and effective for a term ending thirty (30) years following conclusion of the first harvest but not later than 2006.

              However, if the economic life of a producing vineyard or portion thereof designated hereunder is less than thirty (30) years, this contract shall terminate as to such vineyard or portion thereof at the end of its economic life. If Grower pulls out vines, such decision by Grower shall be a determination that such vines have reached the end of their economic life. However, prior to the pulling of such vines, Grower must notify Winery of such intention three (3) years prior to the actual pulling of such vineyard or portion thereof.

         5. (a) The prices paid by Winery to Grower shall be determined on the following basis:

              (i) Prices for all grapes shall be f.o.b. carrier "roadside" Grower's vineyards designated in this Contract.

             (ii) In each crop year the prices paid for each variety of grape suitable for wine shall be at the highest price paid by Winery in such year for the same or a comparable variety or the higher of prices paid by other wineries to growers for such variety or comparable variety (assuming sales of such variety or comparable variety are in quantities sufficient to establish a bona fide price) in Monterey County. If no prices are established for Monterey County, the price paid will be that established for the Northern Coastal growing area.

            (iii) In each crop year the price paid for grapes which are not suitable for wine, shall be the price generally established in the industry for such lower quality grapes if the Winery retains such grapes for processing into distilling material or for other uses, or the best prices Winery can obtain by using its best efforts if such grapes are resold.

         (b) All grapes shall be weighed on certified scales in the vicinity of the vineyard and payment shall be on the basis of certified weight tags furnished by Grower to Winery.

         (c) As such weight tags are received, Winery shall promptly pay Grower at Los Angeles, California initial payments determined by use of prices stated in the most current industry or government publication containing such prices.

         (d) As soon as the actual prices payable under this Contract can be determined for each variety delivered, final price adjustments shall be made, and all amounts due shall be promptly paid by Winery to Grower at Los Angeles, California.

         6. Winery shall make such inspections of the Grapes prior to and during harvest as may be required to determine whether or not such grapes are suitable for crushing into wine. Such determination shall be in accordance with generally recognized industry standards, and Grower shall immediately be advised of any negative determinations. Should Grower disagree with Winery's determination, the matter shall be submitted to arbitration and the arbitrator shall make a decision, based upon recognized industry standards, as to whether or not the grapes are suitable for crushing into wine.

         7. In case of dispute under the provisions of Sections 3(c), 5 and 6 of this Contract, such dispute shall be subject to arbitration if either Grower or Winery makes written demand for arbitration on the other party. If the parties agree on his selection, there shall be one arbitrator; but, if no such agreement is reached within five (5) days after demand for arbitration, there shall be three (3) arbitrators, one named in writing by Grower and a second by Winery within ten (10) days after demand for arbitration, and a third chosen by the two (2) who are appointed. If there is one (1) arbitrator, his decision shall be binding; and if there are three (3) arbitrators, the decision of any two (2) of them shall be binding. No one shall act as an arbitrator who is employed by Grower or Winery or who is in any way financially interested in the business affairs of either Grower or Winery. All costs of such arbitration shall be borne equally by the parties.

         While any such dispute is being resolved, neither party will be relieved of its obligations under this Contract.

         8. Grower represents that it has not sold or contracted to sell grapes from the designated acreages to any other person, and that such grapes will be kept free of any and all liens and encumbrances except those of which Winery has from time to time been notified by Grower and as described in
Section 9 hereof.

         9. Grower agrees so long as this Agreement is in effect that it will not create or incur any lien, charge or other encumbrance on the lands designated pursuant to this Contract which would defeat the rights of Winery hereunder, excepting deeds of trust securing long term indebtedness to institutional lenders, and Grower further agrees that except for such deeds of trust it will not transfer, assign or convey any interest in such lands in a manner that would defeat the rights of Winery hereunder.

        10. No failure or omission by either party to this Contract to insist upon or enforce any of its terms, which may have been breached by the other party, shall be deemed a waiver unless the same shall be in writing. No representative or agent of either party shall have any authority to waive, change or add to any of the terms or conditions specified herein except by a writing duly executed by said representative or agent.

        11. Time is of the essence of this Contract which embodies the entire understanding and agreement between the parties.

        12. This Contract shall be deemed modified to the extent, necessary to comply with valid State and Federal laws, rules or regulations pursuant thereto and any valid marketing order or agreement under authority of State or Federal law.

        13. This Contract shall be binding on the heirs, assigns, legatees, devisees, transferees, or other successors in interest, partial or entire of each party.

         IN WITNESS WHEREOF, the parties have executed this Contract as of the date first above written.



                                                    VINEYARD INVESTORS-1972

                                                    By \s\ Alfred G. Schied
                                                        --------------------

                                                    ALMADEN VINEYARDS, INC.

                                                    By /s/ T.J. Grady
                                                        --------------------

                               VINEYARD INVESTORS 1972

                               ALMADEN VINEYARDS, INC.
                               GRAPE PURCHASE CONTRACT

                                     EXHIBIT "A"

                      Wine Grape Varieties, by Acreage, by Ranch


                       OLIVEIRA    COWLES    BLAND     ANTHONY   ZANETTA   ZANETTA MARTELLA   TOGNETTI    TOTAL
                           150       255      40        50        197       196       232       225
                          -----    ------    -----      -----    -----      -----    -----      -----    -----
 GRENACHE                                       1         1                            42        20      64
 GAMAY                     20                   2.5       2.5                38        42        20     125
 MERLOT                    27                   2.5       2.5                26        42        21     121
 CABERNET SAUVIGNON        27                   2.5       2.5                26        42        41     141
 ZINFANDEL                 13.5                 2.5       2.5                41        21        41     121.5
 RUBY CABERNET                                  2.5       2.5                          21        41      67
 PETITE SIRAH                                   2.5       2.5      24        32                          61
 GAMEY BEAUIOLAIS                               2.5       2.5                                             5
 EARLY BURGUNDY            13.5                 2.5       2.5      15        28                          61.5
 TINTA MADEIRA                                                                         22        41      63
 NEBBIOLO                            23                  10                                              33

 FLORA                               23                                                                  23
 GEWURZTRAMINER            13.5      23         2.5       2.5      22                                    63
 J0HN. RIESLING                      69         2.5       2.5      40                           114
 PINOT CHARDONNAY          13.5      23         1.6                24                                    62.1
 CHENIN BLANC                        46         1.6                24                                    71.6
 SAUVIGNON BLANC           13.5      23         2.3       5        24                                    67.8
 SEMILLON                            23         2.3       5        24                                    54.3
                          ------   -------    ------    ------    ------    ------    ------     ------------
    TOTAL                 141.5     253        33.8      46.0     197.0     191       232       225    1318.8
                                                                                                      -------
                                                                                                      -------

                                                                                            December 21, 1972


VINEYARD INVESTORS 1972

     ALMADEN VINEYARDS, INC.
     GRAPE PURCHASE CONTRACT

     EXHIBIT "A"

    Wine Grape Varieties, by Acreage, by Ranch



                       OLIVEIRA    COWLES    BLAND     ANTHONY   ZANETTA   ZANETTA MARTELLA   TOGNETTI    TOTAL
                           150       255      40        50         197       196       232       225
                       --------  -------    -------  --------  -------   -------  --------  --------    -------
 GRENACHE                                       1         1                            42        20        64
 GAMAY                     20                   2.5       2.5                38        42        20       125
 MERLOT                    27                   2.5       2.5                26        42        21       121
 CABERNET SAUVIGNON        27                   2.5       2.5                26        42        41       141
 ZINFANDEL                 13.5                 2.5       2.5                41        21        41       121.5
 RUBY CABERNET                                  2.5       2.5                          21        41        67
 PETITE SIRAH                                   2.5       2.5      24        32                            61
 GAMEY BEAUIOLAIS                               2.5       2.5                                               5
 EARLY BURGUNDY            13.5                 2.5       2.5      15        28                            61.5
 TINTA MADEIRA                                                                         22        41        63
 NEBBIOLO                            23                  10                                                33

 FLORA                               23                                                                    23
 GEWURZTRAMINER            13.5      23         2.5       2.5      22                                      63
 JOHN. RIESLING                      69         2.5       2.5      40                                     114
 PINOT CHARDONNAY          13.5      23         1.6                24                                      62.1
 CHENIN BLANC                        46         1.6                24                                      71.6
 SAUVIGNON BLANC           13.5      23         2.3       5        24                                      67.8
 SEMILLON                            23         2.3       5        24                                      54.3
                       --------    -------   -------  --------   -------   -------  --------  --------   -------
     TOTAL                141.5     253        33.8      46.0     197.0     191       232       225      1318.8
                                                                                                         -------
                                                                                                         -------

                                                                                               December 21, 1972

                             MEMORANDUM OF UNDERSTANDING

    THIS MEMORANDUM OF UNDERSTANDING is entered into this 6th day of August, 1987, by and between VINEYARD INVESTORS 1972, a California Limited Partnership ("VI-72" or "Grower"), and HEUBLEIN, INC., a Corporation authorized to and doing business in the State of California ("Heublein"), as follows:

RECITALS:

    A. On December 31, 1972, VI-72 entered into a Long Term Grape Purchase Contract ("Contract") with Almaden Vineyards, Inc. ("Almaden"), a true and correct copy of which is attached hereto as Exhibit A. Monterey Farming Corporation, a California Corporation ("MFC"), is the general partner of VI-72.

    B. Almaden also entered into three other substantially identical long-term grape purchase contracts as follows:

         (1) On February 12, 1973, Almaden entered into a contract with Vineyard 405, a California Limited Partnership, by Monterey Farming Corporation as General Partner.

         (2) On November 30, 1973, Almaden entered into a contract with Monterey Partners 1974, a California Limited Partnership, by Monterey Farming Corporation, as General Partner.

         (3) On February 12, 1973, Almaden entered into a contract with Monterey Farming Corporation on its own account.

    C. In 1985, a dispute arose between Almaden and MFC on behalf of each of the limited partnerships above-named, as well as on its own behalf, concerning the rights and obligations of Almaden, as a winery, on the one hand, and the above-referenced entities on the other hand as growers. As a result of said dispute, the growers filed an action in the Superior Court of Monterey County, California entitled MONTEREY FARMING CORPORATION, A CALIFORNIA CORPORATION, ET AL., V. ALMADEN VINEYARDS, INC., A DELAWARE CORPORATION, ET AL., Action No. 83846, seeking declaratory relief as well as payment for sums alleged to be owing for the harvest year 1985-86 to said growers. Said action is currently pending in that Court.

    D. On March 9, 1987, Heublein acquired the assets of Almaden and is the assignee and successor in interest to the Contract as well as each of the contracts referred to in Recital B above.

    E. Heublein and VI-72 (and by separate agreement each of the other entities referenced in recital B above) wish to settle and resolve the disputes heretofore existing to assure a harmonious relationship between Heublein and VI-72.

    NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

    1. 1985 CROP SETTLEMENT. In settlement of the claim of VI-72 (together with each other grower referred to in Recital B above), for all sums claimed to be due as a result of the 1985 harvest season, Heublein agrees to pay MFC on behalf of all such growers, the sum of Three Hundred Sixty-Five Thousand Five Hundred Five and 07/100 Dollars ($365,505.07) claimed by Grower in the action together with interest and less credits for uncashed checks previously delivered by Almaden to MFC as set forth below:

         Principal Demand
         Action No. 83846                   $ 337,505.07

         Interest                              28,000.00
                                            -------------

         Gross sums due for 1986 Crop         365,505.07

         Credit:
              Almaden check 4870 to MFC
              held uncashed                   (14,877.00)

              Almaden Check 8076 to MFC
              held uncashed                   (80,078.17)
                                            --------------

         Net due for 1985 crop              $ 270,549.90
                                            --------------
                                            --------------

    Heublein warrants and represents that said Almaden check nos. 4870 and 8076 being held by MFC are drawn on an account now owned by Heublein; that said checks are now negotiable and may be cashed by MFC; that sufficient funds exist in said account; and that, if said checks are dishonored for any reason that Heublein will reissue such checks.

    2. 1986 CROP SETTLEMENT. In settlement of all disputes with respect to sums payable by Heublein to MFC for the 1986 crop, the parties agree that Heublein is entitled to a credit computed as follows:

         Sums alleged by MFC to be due
         for the 1986 crop                            $  10,640.57

         Less adjustment on Early Burgundy
         to $250 per ton                                (20,427.50)

         Add marketing order assessment at
         .008 cents for Early Burgundy                      163.42
                                                      -------------

         Net credit to Heublein for 1986 crop          $  9,263.51
                                                      -------------
                                                      -------------

         The balance of $270,549.90, as provided in paragraph 1 above, less a credit of $9,263.51 as provided in this paragraph 2 below, or a net sum of $261,286.39 shall be paid by Heublein to MFC concurrently with the execution of this memorandum of Understanding.

    3. GUIDELINES FOR INTERPRETATION OF CONTRACT. Heublein, as successor in interest to Almaden and VI-72 agree that they are bound by and agree that they shall continue to perform each and every term of the Contract; provided, however, that the following provisions shall govern the interpretation of said Contract as set forth below:

         A. The price paid by winery to grower as provided in paragraph 5(a)(ii) of the Contract shall continue, as it has in the past, to be determined by reference to the Preliminary Grape Crush Report published by the California Department of Food and Agriculture based upon information furnished by processors to said Department on or before January 10 of each year. In the event that said Preliminary Grape Crush Report is determined by the Department of Agriculture to be erroneous on or before June 30 following publication of the report, each party agrees that the price to be paid under paragraph 5(a)(ii) of the Contract shall be adjusted, and sums paid and/or refunded, as the case may be, to reflect any such inaccuracies as may be determined by said Department of Agriculture.

         B. The parties agree that a bona fide "highest price" as provided for in paragraph 5(a)(ii) of the Contract is established by a minimum of 7-1/2 percent of the total purchased tonnage of each variety in the applicable district as shown in the Preliminary Grape Crush Report.

         C. VI-72 agrees that during the remaining life of the Contract the sum of $7.50 per ton shall be deducted from the price determined in paragraph 3B above to establish the "FOB carrier roadside" price to be paid in accordance with the terms of the Contract.

         D. Notwithstanding the provisions of paragraph 6 of the Contract, the parties agree that grapes delivered pursuant to the Contract may be additionally tested for sugar, MOG, and defects by independent inspectors at the receiving winery to determine whether grapes are delivered in compliance with the Contract and this Memorandum of Understanding. VI-72 shall have the right at any time to observe such testing and, in its discretion, to also take samples for testing. This paragraph shall not be deemed to relieve Heublein from its obligation to specify a reasonable time for harvest of each vineyard as provided in paragraph 3(c) and make such inspections of the grapes prior to or during harvest as may be necessary to determine a reasonable time for harvest. Independent weighing of all loads shall be determined in accordance with paragraph 5(b) of the Contract.

         E. Complete and full payment by Heublein of the preliminary grape price shall be made within ten (10) days of receipt of written notice of completion of the harvest by reference to the most current industry or government publications containing such prices as provided in paragraph 5(c) of the Contract. Any sums still owing as determined by the Preliminary Grape Crush Report shall be made by Heublein on or before February 25 following the crop year. Any portion of the preliminary price not paid within ten (10) days after receipt of written notice of completion of the harvest or any portion of final price payment not paid by February 25th, following the crop year shall bear interest at one percentage point above the prime rate then being charged by Bank of America National Trust and Savings Association. For purposes of this paragraph, "completion" shall mean the substantial completion of the harvest of grapes to be delivered during the harvest year; notwithstanding the existence of some grapes on which harvest may have been deferred at the request of Heublein for later delivery. MFC may give notice to Heublein of completion of the harvest.

         F. It is understood and agreed by the parties that the provisions of this Memorandum of Understanding concern a contract entered into prior to January 1, 1977; that paragraphs 3 and 4 of this Memorandum of Understanding are intended by the parties to serve as interpretive guidelines and shall not be deemed to modify or amend said Contract; and to the extent that the provisions of this Memorandum of Understanding may be held to violate Food and Agriculture Code Section 55601.5(g) or any other statute or public policy, then either party may file an appropriate petition with a court of competent jurisdiction for the purpose of establishing the rights and responsibilities of the parties under the existing Contract.

    4. GRAPE QUALITY STANDARDS. The parties agree that with respect to the obligation of VI-72 to follow good cultural practices and to use its best efforts to produce quality grapes for wine making, VI-72 agrees that the following quality standards shall be adopted in determining the suitability of grapes delivered under the

Contract for crushing into wine. Said grape quality standards adopted by the parties are as follows:

         A. SUGAR CONTENT. Attached as Exhibit "B" are the minimum and optimum sugar levels set forth as standards for grapes grown pursuant to the Contract. The optimum brix represents the sugar content which Heublein wishes to receive for each variety set forth in Exhibit "B." MP-74 agrees that it will endeavor to achieve optimum brixes as set forth in Exhibit "B." Heublein may, during each harvest year, specify an optimum brix and MP-74 will make reasonable efforts to achieve the optimum brix for that harvest year.

              Minimum brix represents the minimum acceptable sugar content based upon the Grower's delivered average sugar. If occasional loads, not more than two (2) per variety or fifty percent (50%) of MP-74 committed tonnage per variety, whichever is less, drop below the minimum brix level, such loads will be accepted and included in the Grower average.

              There shall be no maximum acceptable brix.

         B.   MIXED LOADS

              1. BLACK AND GRENACHE GRAPES IN WHITE LOADS. Each load of white grapes which contains any amount of black grapes shall be considered unacceptable and may be rejected.

              2. MIXED VARIETIES AND WHITE GRAPES IN BLACK OR GRENACHE LOADS. Loads containing two or more varieties of the same color grape, or loads of black or Grenache grapes containing some amount of white grapes, are not desirable. If accepted by Heublein

Wines, they will be paid on the basis of the lowest price variety in the load.

         C.   DEFECTS.

              1. "Defects" shall be defined in accordance with the custom of the grape industry and the practice of the Grape Inspection Service of the California Department of Food and Agriculture and shall include grapes with mold and/or rot.

              2. 1.0 PERCENT OR LESS DEFECTS. Any otherwise satisfactory load and grapes delivered having 1.0 percent or less defects shall be considered acceptable.

              3. MORE THAN 1.0 PERCENT DEFECTS. Any load of grapes delivered having over 1.0 percent and up to 6.0 percent is not desirable. 1.5 times the total weight of defects in loads above 1.0 percent will be deducted from the weight of the load. Each load of grapes delivered having over 6.0 percent defects shall be considered unacceptable for winemaking and will be rejected.

              4. In the event inclement weather causes excessive and unavoidable deterioration of grapes throughout the industry, Heublein will consider the advisability of accepting delivery of loads with higher percent defects.

         D.   MATERIAL OTHER THAN GRAPES (MOG)

              1. Material Other than Grapes (MOG) shall be defined in accordance with the custom of the grape industry and the practice of the Grape Inspection Service of the California Department of Food and Agriculture and shall include leaves, leaf stems, canes and any other foreign materials.

              2. 1.0 PERCENT OR LESS MOG. Any otherwise satisfactory load of grapes delivered having 1.0 percent or less MOG will be considered acceptable. Any otherwise satisfactory load of French Colombard or Flora grapes with 1.5 percent or less MOG will be considered acceptable.

              3. BETWEEN 1.0 PERCENT AND 2.0 PERCENT MOG. Each load of grapes having over 1.0 percent or over 1.5 percent French Colombard and Flora and up to 2.0 percent MOG is not desirable; 1.5 times the weight of all MOG will be deducted from the weight of the load.

              4. MORE THAN 2.0 PERCENT MOG. Each load of grapes delivered having more than 2.0 percent MOG will be considered unacceptable for winemaking and will be rejected.

         E.   CONTAMINATION, INSECT OR WORM INFESTATION

              Loads of grapes will be rejected where potential contamination of the winery may occur, and where there is significant visible insect or worm infestation.

         F.   WILD FERMENTATION

              Loads which are in the process of fermentation are not desired. Where fermentation is suspected, a load will be analyzed for volatile acid and ethyl alcohol. If the volatile acid is greater than 0.015 gm/l00 ml, or if the ethyl alcohol is greater than 0.08 percent by volume, the load will be considered unacceptable for winemaking and will be rejected.

         G.   OVER AGE LOADS

              Grapes harvested prior to the day of delivery without permission or scheduling by Winery will be rejected.

         H.    UNAUTHORIZED DELIVERIES

              Grapes delivered in excess of Heublein Wines' daily schedule by variety or any unscheduled grapes to any plant will be rejected.

         I.   MECHANICALLY HARVESTED GRAPES

              VI-72 shall continue to have the right to determine in its discretion whether or not to machine harvest grapes after consultation with Heublein.

         J.   GENERAL REQUIREMENTS

              The dosage and time of application of pesticides, herbicides, and nematocides must have been controlled and recorded according to recommendations of the California Department of Agriculture so that the residues are within tolerances for grapes by law.

         K.   IMPLEMENTATION

              1.   Every load of grapes will be tested for sugar content.

              2. Every load of grapes will be tested for MOG unless the test is deemed to be unnecessary after visual inspection by Heublein's representative.

         L.   GRAPE INSPECTION OPTION

              If in the opinion of the Plant Manager (or Winemaker) any load of grapes is unfit for making quality wine through contami-nation by foreign substances, he will contact the Heublein Fieldman responsible for VI-72's load. The Plant Manager (or Winemaker) and the Heublein Fieldman will jointly inspect the load. They will then jointly confer with VI-72 through a representative of MFC prior to rejection of a load which is deemed to be unfit for making quality wine.

         M.   REJECTED LOADS

              Any loads of grapes rejected by Heublein for crushing into wine under the provisions of the quality standards set forth in this paragraph shall be disposed of and paid for in accordance with paragraph 5(a)(iii) of the Contract. All loads accepted for wine shall be paid at the price set forth in paragraph 5(a)(ii) paid in the manner and at the times set forth in this Agreement.

         N.   WAIVER

              No failure or omission by either party to insist upon or enforce any of the provisions of these quality standards shall be deemed a waiver of such provision.

    5. DISMISSAL OF ACTION. VI-72 agrees, on execution of this Memorandum of Understanding to cause to be filed with the Clerk of the Superior Court of California, County of Monterey, a dismissal of Action No. 83846 dismissing the First Cause of Action (declaratory relief) without prejudice and the Second Cause of Action (complaint for money) of the First Amended Complaint for Declaratory Relief and Complaint for Money with prejudice. To the extent that this Memorandum of Understanding addresses issues and controversies set forth in the First Cause of Action in said Complaint in Action No. 83846, the rights and obligations of VI-72 and Heublein, as successor to the interests of Almaden, shall be determined with reference to this Memorandum of Understanding.

    6. GOOD FAITH. VI-72 acknowledges that Heublein, as successor to Almaden and otherwise, has heretofore been engaged in the winemaking business and has certain business customs and practices which may to some extent differ from those of Almaden. Heublein acknowledges that VI-72 has had a contractual relationship with Almaden which has been seasoned by years of delivering grapes pursuant to the Contract. The parties, therefore, agree that they shall each in good faith endeavor to resolve any differences which may arise to create a harmonious working relationship between them for the balance of the Contract term.

    7. RELEASE OF PARCELS FROM CONTRACT. The parties agree that certain parcels of real property, improved with vineyards, which are subject to the Contract shall, notwithstanding the provisions of paragraph 4 of the Contract, be released therefrom without the necessity of giving notice as otherwise provided in said paragraph. Said acreage is set forth as Parcel I, Parcel II, Parcel III, and Parcel IV on that certain map attached hereto as Exhibit "C" and by this reference made a part hereof. Each parcel shall be released from the provisions of said Contract and VI-72 will not be obligated to supply nor will Heublein be obligated to accept delivery of grapes from said acreages as set forth below:

         A. PARCEL I- 18.8 ACRES. Of said acreage, 5 acres, the location of which shall be determinedby VI-72 shall be released immediately with the balance of approximately 13.8 acres released after delivery of the 1987 crop. Thereafter said property shall not be in any manner subject to Said Contract.

         B. PARCEL II- 105 ACRES. Of said 105 acres, approximately 20 acres of Petite Sarah shall be released now at no cost to Heublein with the balance of approximately 85 acres to be released after delivery of the 1987 crop. Thereafter said property shall not be in any manner subject to said Contract.

         C. PARCEL III-44 ACRES. All 44 acres shall be immediately released from the agreement with no grapes to be delivered in the 1987 crop year. Thereafter said property shall not be in any manner subject to said Contract.

         D. PARCEL IV-98.8 ACRES. Of said 98.8 acres, approximately 38.76 acres of Petite Sarah shall be released immediately with the balance of approximately 59.32 acres to be released after delivery of the 1987 crop. Thereafter said property shall not be in any manner subject to said Contract.

         VI-72 shall have the right to sell, lease, or otherwise dispose of the above-referenced parcels, subject to, however, the terms of this paragraph.

    IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Understanding the day and year first above written.

                                       VINEYARD INVESTORS 1972,
                                       a California Limited Partnership

                                       By MONTEREY FARMING CORPORATION,
                                       a California Corporation, a
                                       General Partner



                                       /s/ Alfred G Scheid
                                       ----------------------------------
                                       GROWER

                                       HEUBLEIN, INC.,
                                       a Corporation


                                       By /s/ Robert D. Rossi
                                          -------------------------------
                                       By
                                          -------------------------------

                                      EXHIBIT A

                          LONG TERM GRAPE PURCHASE CONTRACT

    This Contract entered into the 21st day of DECEMBER, 1972, is between VINEYARD INVESTORS-1972, a California Limited Partnership (Grower) and ALMADEN VINEYARDS, INC., a Delaware corporation (Winery).

RECITALS:

         A. Winery desires to augment its annual supply of wine grapes on a long term basis;

         B. Grower intends to develop approximately 1,345 acres of land by planting this acreage to vineyards for the purpose of growing and producing certain selected varieties of wine grapes;

         C. Grower anticipates that this development program will commence with the planting of these 1,345 acres in the calendar year of 1973; and

         D. While Grower intends to acquire and develop approximately 1,345 acres of land and plant them in 1973, as described in Recitals B and C, supra, and will make every reasonable effort to successfully consummate pending negotiations for the acquisition of this acreage and to complete planting thereof during the 1973 planting season, the total number of acres acquired by Grower may be less than 1,345 acres and the planting thereof may not be completed during the 1973 planting season; Winery and Grower nonetheless desire and intend to have the terms hereof apply to such lesser number of acres as are in fact acquired by Grower, provided at least 865 acres are acquired, and to post-1973 plantings, provided all plantingis completed not later than the 1974 planting season;

    IT IS THEREFORE AGREED:

         1. Grower has contracted for approximately 600,000 certified virus-free plants and to the extent the contractor is able to deliver, agrees to plant by no later than August 31, 1973 the varieties of grapes and number of acres set forth and described on Exhibit A attached hereto and made a part hereof.

         2. Any obligation of Grower to plant the varieties of grapes in the quantities referred to Section 1, above, shall be conditioned upon:

              (a) Grower's ability to obtain the plants described on Exhibit A at reasonable prices;

              (b) Grower's prior acquisition of the total vineyard acreage described on Exhibit A sufficiently in advance of the 1973 planting season to reasonably permit completion of the planting prior to August 31, 1973.

         In the event Grower is not able to consummate the acquisition of the total vineyard acreage described on Exhibit A and to complete, prior to August 31, 1973, the planting of the vineyard acreage in fact acquired by Grower, or in either of these events, the number of acres and number of plants to be planted by Grower shall be reduced to the number of acres in fact acquired and plants required for this lesser acreage and the period within which planting shall be completed shall be extended to permit completion of the planting provided Grower shall plant not less than 865 acres and shall complete all planting on or before August 31, 1974.

         3. (a) Grower shall have the exclusive right and sole discretion to make all decisions in farming and management of the vineyards; but in making such decisions, Grower agrees to follow good cultural practices and to use its best efforts to produce quality grapes for wine making.

              (b) During each year of the term of this Contract, Grower agrees to harvest, deliver and sell to Winery, and Winery agrees to accept delivery of and purchase all grapes grown and produced on acreages subject to this Contract.

              (c) Winery shall specify a reasonable time for the harvest of each vineyard and shall furnish carriers at Grower's vineyards to accept delivery of harvested grapes from Grower. Title to such grapes shall pass from Grower to Winery upon delivery to the carrier; if Grower shall suffer any net loss as the result of the specification of the time for harvest and delivery, Winery shall compensate Grower for such net loss.

         4. This Contract shall be binding and effective for a term ending thirty (30) years following conclusion of the first harvest but not later than 2006.

              However, if the economic life of a producing vineyard or portion thereof designated hereunder is less than thirty (30) years, this contract shall terminate as to such vineyard or portion thereof at the end of its economic life. If Grower pulls out vines, such decision by Grower shall be a determination that such vines have reached the end of their economic life. However, prior to the pulling of such vines, Grower must notify Winery of such intention three (3) years prior to the actual pulling of such vineyard or portion thereof.

         5. (a) The prices paid by Winery to Grower shall be determined on the following basis:

                   (i) Prices for all grapes shall be f.o.b. carrier "roadside" Grower's vineyards designated in this Contract.

                   (ii) In each crop year the prices paid for each variety of grape suitable for wine shall be at the highest price paid by Winery in such year for the same or a comparable variety or the higher of prices paid by other wineries to growers for such variety or comparable variety (assuming sales of such variety or comparable variety are in quantities sufficient to establish a bona fide price) in Monterey County. If no prices are established for Monterey County, the price paid will be that established for the Northern Coastal growing area.

                  (iii) In each crop year the price paid for grapes which are not suitable for wine, shall be the price generally established in the industry for such lower quality grapes if the Winery retains such grapes for processing into distilling material or for other uses, or the best prices Winery can obtain by using its best efforts if such grapes are resold.

              (b) All grapes shall be weighed on certified scales in the vicinity of the vineyard and payment shall be on the basis of certified weight tags furnished by Grower to Winery.

              (c) As such weight tags are received, Winery shall promptly pay Grower at Los Angeles, California initial payments determined by use of prices stated in the most current industry or government publication containing such prices.

              (d) As soon as the actual prices payable under this Contract can be determined for each variety delivered, final price adjustments shall be made, and all amounts due shall be promptly paid by Winery to Grower at Los Angeles, California.

         6. Winery shall make such inspections of the Grapes prior to and during harvest as may be required to determine whether or not such grapes are suitable for crushing into wine. Such determination shall be in accordance with generally recognized industry standards, and Grower shall immediately be advised of any negative determinations. Should Grower disagree with Winery's determination, the matter shall be submitted to arbitration and the arbitrator shall make a decision, based upon recognized industry standards, as to whether or not the grapes are suitable for crushing into wine.

         7. In case of dispute under the provisions of Sections 3(c), 5 and 6 of this Contract, such dispute shall be subject to arbitration if either Grower or Winery makes written demand for arbitration on the other party. If the parties agree on his selection, there shall be one arbitrator; but, if no such agreement is reached within five (5) days after demand for arbitration, there shall be three (3) arbitrators, one named in writing by Grower and a second by Winery within ten (10) days after demand for arbitration, and a third chosen by the two (2) who are appointed. If there is one (1) arbitrator, his decision shall be binding; and if there are three (3) arbitrators, the decision of any two (2) of them shall be binding. No one shall act as an arbitrator who is employed by Grower or Winery or who is in any way financially interested in the business affairs of either Grower or Winery. All costs of such arbitration shall be borne equally by the parties.

         While any such dispute is being resolved, neither party will be relieved of its obligations under this Contract.

         8. Grower represents that it has not sold or contracted to sell grapes from the designated acreages to any other person, and that such grapes will be kept free of any and all liens and encumbrances except those of which Winery has from time to time been notified by Grower and as described in
Section 9 hereof.

         9. Grower agrees so long as this Agreement is in effect that it will not create or incur any lien, charge or other encumbrance on the lands designated pursuant to this Contract which would defeat the rights of Winery hereunder, excepting deeds of trust securing long term indebtedness to institutional lenders, and Grower further agrees that except for such deeds of trust it will not transfer, assign or convey any interest in such lands in a manner that would defeat the rights of Winery hereunder.

         10. No failure or omission by either party to this Contract to insist upon or enforce any of its terms, which may have been breached by the other party, shall be deemed a waiver unless the same shall be in writing. No representative or agent of either party shall have any authority to waive, change or add to any of the terms or conditions specified herein except by a writing duly executed by said representative or agent.

         11. Time is of the essence of this Contract which embodies the entire understanding and agreement between the parties.

         12. This Contract shall be deemed modified to the extent necessary to comply with valid State and Federal laws, rules or regulations pursuant thereto and any valid marketing order or agreement under authority of State or Federal law.

         13. This Contract shall be binding on the heirs, assigns, legatees, devisees, transferees, or other successors in interest, partial or entire of each party.

         IN WITNESS WHEREOF, the parties have executed this Contract as of the date first above written.



                                                       VINEYARD INVESTORS-1972

                                                       By /s/ Alfred G. Scheid
                                                          ---------------------

                                                       ALMADEN VINEYARDS, INC.

                                                       By /s/ T.J. Grady V.P.
                                                          ---------------------

                                      EXHIBIT B
                            HEUBLEIN WINES SUGAR STANDARDS
                                         FOR
                             MONTEREY FARMING CORPORATION
                                (Central Coast Grapes)



                                       B R I X
--------------------------------------------------------------------------------
         VARIETY                      MINIMUM         OPTIUM

WHITE GROUP

1   Chardonnay                         20.0           23.5

2   Sauvignon Blanc                    20.0           22.5

3   Johannisberg
    Riesling, Semillon,
    Gewurztraminer                     19.0           22.0

4   Chenin Blanc                       19.0           21.5

5   Colombard                          18.0           22.0

BLACK GROUP

6   Grenache                           20.0           22.0

7   Cabernet Sauvignon,
    Zinfandel                          20.0           23.5

8   Petite Sirah,
    Merlot,
    Early Burgundy                     20.0           23.0

9   Napa Gamay                         20.0           22.0

                                      EXHIBIT C
                                     GREENFIELD

                                       [MAP]

                    AMENDMENT TO LONG TERM GRAPE PURCHASE CONTRACT

    THIS AMENDMENT to Long Term Grape Purchase Contract is entered into this 19th day of April, 1988, by and between VINEYARD INVESTORS 1972, a California Limited Partnership ("VI-72" or "Grower") and HEUBLEIN, INC., a Corporation authorized to and doing business in the State of California ("Heublein") as follows:

                                       RECITALS

    A. On December 21, 1972, VI-72 entered into a Long Term Grape Purchase Contract with Almaden Vineyards, Inc. ("Almaden"), a true and correct copy of which is attached hereto. Monterey Farming Corporation, a California corporation ("MFC"), is a general partner of VI-72.

    B. On March 9, 1987, Heublein acquired the assets of Almaden and is the assignee and successor in interest of Almaden to the Contract attached as Exhibit "A".

    C. On August 6, 1987, VI-72 and Heublein entered into a Memorandum of Understanding concerning disputes that had arisen under the Long Term Grape Purchase Contract and the manner in which said Contract was to be understood and interpreted by the parties.

    D.   The parties desire to amend the Long Term Grape Purchase
Contract to permit the grafting of certain vines from one variety to another variety of grapes.

    NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

    1. VI-72 agrees to graft 11.92 acres of Napa Gamay vines to Cabernet Sauvignon vines on that certain vineyard known as the Martella Ranch.

    2. VI-72 agrees that such grafting shall be completed during the 1988 crop year.

    3. The parties agree that all production of grapes from said vineyard shall be subject to that certain Long Term Grape Purchase Contract as understood and interpreted by that Memorandum of Understanding between the parties hereto.

    4. In all other respects the parties confirm their Long Term Grape Purchase Contract and said Memorandum of Understanding.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Long Term Grape Purchase Contract the day and year first above written.

                                            VINEYARD INVESTORS 1972,
                                            a California Limited Partnership,

                                            By MONTEREY FARMING CORPORATION
                                               a California Corporation, a
                                               General Partner

                                            By /s/ Alfred G. Scheid
                                               -------------------------------
                                                 Vineyard Investors 1972

                                            HEUBLEIN, INC.,
                                            a Corporation,

                                            By /s/ Robert D. Rossi
                                               -------------------------------
                                                 Heublein, Inc.

Copy of contract dated December 21, 1972 attached.

                                 SECOND AMENDMENT TO
                          LONG TERM GRAPE PURCHASE CONTRACT

    This Second Amendment to Long Term Grape Purchase Contract is entered into this 2nd day of June, 1988, by and between VINEYARD INVESTORS-1972, a California Limited Partnership ("VI-72" or "Grower") and HEUBLEIN, INC., a Corporation authorized to and doing business in the State of California ("Heublein") as follows:

                                       RECITALS

    A. On December 31, 1972, VI-72 entered into a Long Term Grape Purchase Contract with Almaden Vineyards, Inc. ("Almaden"), a true and correct copy of which is attached hereto as Exhibit "A". Monterey Farming Corporation, a California corporation ("MFC"), is a general partner of VI-72.

    B. On March 9, 1987, Heublein acquired the assets of Almaden and is the assignee and successor in interest of Almaden to the Contract attached as Exhibit "A".

    C. On August 6, 1987, VI-72 and Heublein entered into a Memorandum of Understanding concerning disputes that had arisen under the Long Term Grape Purchase Contract and the manner in which said Contract was to be understood and interpreted by the parties.

    D. On April 19, 1988, the parties executed an Amendment to Long Term Grape Purchase Contract, a true and correct copy of which is attached hereto as Exhibit "B".

     E. The parties desire to further amend the Long Term Grape Purchase Contract to release from the effects thereof certain real property and to permit the grafting of certain vines from one variety to another variety of grapes.

    NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

    1. Heublein agrees to release approximately 121.2 acres of real property from Exhibit "A", said real property being generally described as Assessor's Parcel No. 221-011-13, generally known as the Reed Ranch; the parcel to be released is shown as Parcel A on that certain Preliminary Sketch of Survey, a true and correct copy of which is attached hereto as Exhibit "C". Said release shall be effective immediately after completion of the 1988 crop year. VI-72 shall bear all costs of subdividing Parcel A as shown on Exhibit "C."

    2. With respect to all existing vines now existing in Parcel B as shown on Exhibit "C", VI-72 agrees to graft all existing vines located on Parcel B in the Gewurztraminer, Chenin Blanc, Sauvignon Blanc, and Semillon varieties, over to the Pinot Chardonnay variety. VI-72 may also replant existing Pinot Chardonnay vines in the Pinot Chardonnay variety.

    3. VI-72 agrees that the grafting contemplated by this Agreement shall be completed by it, at its own expense, upon conclusion of the 1988 harvest and during the 1989 crop year.

    4. Notwithstanding any earlier agreements of the parties concerning the release of certain varieties of grapes from the effect of Exhibit "A" on the Reed Ranch, all production of grapes from the remaining portion of the vineyard shown as Parcel B in Exhibit "C" shall be subject to that certain Long Term Grape Purchase Contract as understood and interpreted by that Memorandum of Understanding of the parties referred to above.

    5. In all other respects the parties confirm their Long Term Grape Purchase Contract as amended by Exhibit "B", as well as said Memorandum of Understanding.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Long Term Grape Purchase Contract the day and year first above written.

                                            VINEYARD INVESTORS 1972,
                                            a California Limited Partnership,

                                            By MONTEREY FARMING CORPORATION
                                            a California Corporation, a
                                            General Partner

                                            By /s/ Alfred G. Scheid
                                               ---------------------------
                                                      VI-72 or Grower

                                            HEUBLEIN, INC.
                                            a Corporation

                                            By /s/ Robert D. Rossi
                                               ---------------------------
                                                      Vice Pres HEUBLEIN

                                      EXHIBIT A

                          LONG TERM GRAPE PURCHASE CONTRACT


This Contract entered into the 21st day of December, 1972, is between VINEYARD INVESTORS-1972, a California Limited Partnership (Grower) and ALMADEN VINEYARDS, INC., a Delaware corporation (Winery).

RECITALS:

         A. Winery desires to augment its annual supply of wine grapes on long term basis;

         B. Grower intends to develop approximately 1,345 acres of land by planting this acreage to vineyards for the purpose of growing and producing certain selected varieties of wine grapes;

         C. Grower anticipates that this development program will commence with the planting of these 1,345 acres in the calendar year of 1973; and

         D. While Grower intends to acquire and develop approximately 1,345 acres of land and plant them in 1973, as described in Recitals B and C, supra, and will make every reasonable effort to successfully consummate pending negotiations for the acquisition of this acreage and to complete planting thereof during the 1973 planting season, the total number of acres acquired by Grower may be less than 1,345 acres and the planting thereof may not be completed during the 1973 planting season; Winery and Grower nonetheless desire and intend to have the terms hereof apply to such lesser number of acres as are in fact acquired by Grower, provided at least 865 acres are acquired, and to post-1973 plantings, provided all planting is completed not later than the 1974 planting season;

    IT IS THEREFORE AGREED:

         1. Grower has contracted for approximately 600,000 certified virus-free plants and to the extent the contractor is able to deliver, agrees to plant by no later than August 31, 1973 the varieties of grapes and number of acres set forth and described on Exhibit A attached hereto and made a part hereof.

         2. Any obligation of Grower to plant the varieties of grapes in the quantities referred to Section 1, above, shall be conditioned upon:

              (a) Grower's ability to obtain the plants described on Exhibit A at reasonable prices;

              (b) Grower's prior acquisition of the total vineyard acreage described on Exhibit A sufficiently in advance of the 1973 planting season to reasonably permit completion of the planting prior to August 31, 1973.

         In the event Grower is not able to consummate the acquisition of the total vineyard acreage described on Exhibit A and to complete, prior to August 31, 1973, the planting of the vineyard acreage in fact acquired by Grower, or in either of these events, the number of acres and number of plants to be planted by Grower shall be reduced to the number of acres in fact acquired and plants required for this lesser acreage and the period within which planting shall be completed shall be extended to permit completion of the planting provided Grower shall plant not less than 865 acres and shall complete all planting on or before August 31, 1974.

         3. (a) Grower shall have the exclusive right and sole discretion to make all decisions in farming and management of the vineyards; but in making such decisions, Grower agrees to follow good cultural practices and to use its best efforts to produce quality grapes for wine making.

              (b) During each year of the term of this Contract, Grower agrees to harvest, deliver and sell to Winery, and Winery agrees to accept delivery of and purchase all grapes grown and produced on acreages subject to this Contract.

              (c) Winery shall specify a reasonable time for the harvest of each vineyard and shall furnish carriers at Grower's vineyards to accept delivery of harvested grapes from Grower. Title to such grapes shall pass from Grower to Winery upon delivery to the carrier; if Grower shall suffer any net loss as the result of the specification of the time for harvest and delivery, Winery shall compensate Grower for such net loss.

         4. This Contract shall be binding and effective for a term ending thirty (30) years following conclusion of the first harvest but not later than 2006.

              However, if the economic life of a producing vineyard or portion thereof designated hereunder is less than thirty (30) years, this contract shall terminate as to such vineyard or portion thereof at the end of its economic life. If Grower pulls out vines, such decision by Grower shall be a determination that such vines have reached the end of their economic life. However, prior to the pulling of such vines, Grower must notify Winery of such intention three (3) years prior to the actual pulling of such vineyard or portion thereof.

         5. (a) The prices paid by Winery to Grower shall be determined on the following basis:

                   (i) Prices for all grapes shall be f.o.b. carrier "roadside" Grower's vineyards designated in this Contract.

                   (ii) In each crop year the prices paid for each variety of grape suitable for wine shall be at the highest price paid by Winery in such year for the same or a comparable variety or the higher of prices paid by other wineries to growers for such variety or comparable variety (assuming sales of such variety or comparable variety are in quantities sufficient to establish a bona fide price) in Monterey County. If no prices are established for Monterey County, the price paid will be that established for the Northern Coastal growing area.

                  (iii) In each crop year the price paid for grapes which are not suitable for wine, shall be the price generally established in the industry for such lower quality grapes if the Winery retains such grapes for processing into distilling material or for other uses, or the best prices Winery can obtain by using its best efforts if such grapes are resold.

              (b) All grapes shall be weighed on certified scales in the vicinity of the vineyard and payment shall be on the basis of certified weight tags furnished by Grower to Winery.

              (c) As such weight tags are received, Winery shall promptly pay Grower at Los Angeles, California initial payments determined by use of prices stated in the most current industry or government publication containing such prices.

              (d) As soon as the actual prices payable under this Contract can be determined for each variety delivered, final price adjustments shall be made, and all amounts due shall be promptly paid by Winery to Grower at Los Angeles, California.

         6. Winery shall make such inspections of the Grapes prior to and during harvest as may be required to determine whether or not such grapes are suitable for crushing into wine. Such determination shall be in accordance with generally recognized industry standards, and Grower shall immediately be advised of any negative determinations. Should Grower disagree with Winery's determination, the matter shall be submitted to arbitration and the arbitrator shall make a decision, based upon recognized industry standards, as to whether or not the grapes are suitable for crushing into wine.

         7. In case of dispute under the provisions of Sections 3(c), 5 and 6 of this Contract, such dispute shall be subject to arbitration if either Grower or Winery makes written demand for arbitration on the other party. If the parties agree on his selection, there shall be one arbitrator; but, if no such agreement is reached within five (5) days after demand for arbitration, there shall be three (3) arbitrators, one named in writing by Grower and a second by Winery within ten (10) days after demand for arbitration, and a third chosen by the two (2) who are appointed. If there is one (1) arbitrator, his decision shall be binding; and if there are three (3) arbitrators, the decision of any two (2) of them shall be binding. No one shall act as an arbitrator who is employed by Grower or Winery or who is in any way financially interested in the business affairs of either Grower or Winery. All costs of such arbitration shall be borne equally by the parties.

         While any such dispute is being resolved, neither party will be relieved of its obligations under this Contract.

         8. Grower represents that it has not sold or contracted to sell grapes from the designated acreages to any other person, and that such grapes will be kept free of any and all liens and encumbrances except those of which Winery has from time to time been notified by Grower and as described in
Section 9 hereof.

         9. Grower agrees so long as this Agreement is in effect that it will not create or incur any lien, charge or other encumbrance on the lands designated pursuant to this Contract which would defeat the rights of Winery hereunder, excepting deeds of trust securing long term indebtedness to institutional lenders, and Grower further agrees that except for such deeds of trust it will not transfer, assign or convey any interest in such lands in a manner that would defeat the rights of Winery hereunder.

         10. No failure or omission by either party to this Contract to insist upon or enforce any of its terms, which may have been breached by the other party, shall be deemed a waiver unless the same shall be in writing. No representative or agent of either party shall have any authority to waive, change or add to any of the terms or conditions specified herein except by a writing duly executed by said representative or agent.

         11. Time is of the essence of this Contract which embodies the entire understanding and agreement between the parties.

         12. This Contract shall be deemed modified to the extent necessary to comply with valid State and Federal laws, rules or regulations pursuant thereto and any valid marketing order or agreement under authority of State or Federal law.

         13. This Contract shall be binding on the heirs, assigns, legatees, devisees, transferees, or other successors in interest, partial or entire of each party.

         IN WITNESS WHEREOF, the parties have executed this Contract as of the date first above written.


                                                 VINEYARD INVESTORS-1972

                                                 By /s/ Alfred G. Scheid
                                                    ------------------------

                                                 ALMADEN VINEYARDS, INC.

                                                 By /s/ T.J. Grady V.P.
                                                    ------------------------

                                      EXHIBIT B

                    AMENDMENT TO LONG TERM GRAPE PURCHASE CONTRACT

    THIS AMENDMENT to Long Term Grape Purchase Contract is entered into this 19th day of April, 1988, by and between VINEYARD INVESTORS 1972, a California Limited Partnership ("VI-72" or "Grower") and HEUBLEIN, INC., a Corporation authorized to and doing business in the State of California ("Heublein") as follows:

                                       RECITALS

    A. On December 21, 1972, VI-72 entered into a Long Term Grape Purchase Contract with Almaden Vineyards, Inc. ("Almaden"), a true and correct copy of
which is attached  hereto.   Monterey Farming  Corporation,  a  California
corporation  ("MFC"),  is  a general partner of VI-72.

    B. On March 9, 1987, Heublein acquired the assets of Almaden and is the assignee and successor in interest of Almaden to the Contract attached as Exhibit "A".

    C.   On  August 6,  1987,  VI-72 and Heublein entered into a Memorandum
of  Understanding  concerning  disputes   that   had
arisen under the Long Term Grape Purchase Contract and the manner in which said Contract was to be understood and interpreted by the parties.

    D. The parties desire to amend the Long Term Grape Purchase Contract to permit the grafting of certain vines from one variety to another variety of grapes.

    NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

    1. VI-72 agrees to graft 11.92 acres of Napa Gamay vines to Cabernet Sauvignon vines on that certain vineyard known as the Martella Ranch.

    2. VI-72 agrees that such grafting shall be completed during the 1988 crop year.

    3.   The  parties agree that all production of  grapes  from said  vineyard
shall be subject to that certain Long Term  Grape Purchase   Contract  as
understood  and  interpreted   by   that Memorandum of Understanding between the
parties hereto.

    4.   In  all  other respects the parties confirm their  Long Term   Grape
Purchase   Contract   and   said   Memorandum   of Understanding.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Long Term Grape Purchase Contract the day and year first above written.

                                            VINEYARD INVESTORS 1972,
                                            a California Limited Partnership,

                                            By MONTEREY FARMING CORPORATION
                                            a California Corporation, a
                                            General Partner

                                            By /s/ Alfred G. Scheid
                                               -------------------------------
                                                 Vineyard Investors 1972

                                            HEUBLEIN, INC.,
                                            a Corporation,

                                            By /s/ Robert D. Rossi
                                               -------------------------------
                                                 Heublein, Inc.


Copy of contract dated

December 21, 1972 attached.

                                    Exhibit "C"
                                Rancho  Arroyo Seco
                                 CITY OF GREENFIELD

                                        [MAP]
        PRELIMINARY
     SKETCH OF SURVEY
IN "LOT 4" ACCORDING TO THE MAP
OF THE PARTITION OF THE ESPINOS
PORTION OF THE RANCHO POSO DE
LOS OSITOS, MONTEREY COUNTY,
       CALIFORNIA
      - MADE FOR -
  MONTEREY FARMING CORP.
         -BY-
    AG SURVEYS, INC.
 66 SALINAS-MONTEREY HWY.
 SALINAS, CALIFORINA 93908
    PH. 408-757-2075

 JOB NO. M 8072 MAY, 1988


NOTE:
PARCEL "A" AREA IS ACCORDING
TO A FIELD SURVEY

PARCEL "B" AREA WAS DETERMINE
BY SUBTRACTING PARCEL "A"
FROM ASSESSOR'S ACREAGE.

                                         [Logo]

                                    April 6, 1990

Robert D. Rossi
Vice President - Wines
Heublein Inc.
400 Montgomery Street, Suite 810
San Francisco, California  94104

Dear Bob,

    Today we agreed to the following with respect to our current grape purchase agreement:


    1.   We will graft approximately fourteen acres of Flora to  Chardonnay  on
         the Central  Vineyard  (formerly Cowles).   When the Chardonnay starts
         bearing, we will deliver the grapes to Heublein under our present grape purchase contract.

    2. We will plant approximately eight acres, now fallow, with Chardonnay. This acreage is a slope on the Pueblo Vineyard (formerly Reed).

         When these new vines start bearing, we will deliver the grapes to Heublein under our present grape purchase agreement.

    3. Heublein will pay to Monterey Farming Corporation $28,672 due from last year's crop settlement. This will be paid within ten days and will constitute complete and final payment for the 1989 crop.

    If this reflects your understanding of our agreement, please sign two of the enclosed copies of this letter and return to me.

    Bob, I really appreciate Heublein's willingness to negotiate in good faith to resolve our differences. We did it again!

                                                 Sincerely,
                                                 /s/ Alfred G. Scheid
                                                 Alfred G. Scheid
                                                 President

Agreed to and Accepted by:
Heublein Inc.

By: /s/ Robert D. Rossi                               April 10, 1990
    ----------------------------                 ----------------------------
Robert D. Rossi                                             Date
Vice President - Wine


EXECUTIVE OFFICE: 1632 5th Street, Suite 220 - Santa Monica, California 90401-Tel. (213) 394-5511 - Fax (213) 394-8511 VINEYARD OFFICE: P.O. Box 627 - King
City, California 93930 -  Tel. (408) 385-4801 -  Fax (408) 385-0136

                                  THIRD AMENDMENT TO
                          LONG TERM GRAPE PURCHASE CONTRACT

         THIS THIRD AMENDMENT TO LONG TERM GRAPE PURCHASE CONTRACT (this "Amendment") is made and entered into as of this 12th day of March, 1993, by and between VINEYARD INVESTORS - 1972, a California limited partnership ("VI-72" or "GROWER"), and HEUBLEIN, INC., a corporation authorized to do and doing business in the State of California ("HEUBLEIN" or "WINERY").

                                       RECITALS

    A. On December 21, 1972, VI-72 entered into a Long Term Grape Purchase Contract (the "ORIGINAL CONTRACT") with Almaden Vineyards, Inc. ("ALMADEN") with respect to the purchase and sale of wine grapes produced on approximately 1,345 vineyard acres owned by VI-72. Scheid Vineyards and Management Co., a California corporation, formerly known as Monterey Farming Corporation, a California corporation, is a general partner in VI-72.

    B. On March 9, 1987, Heublein acquired the assets of Almaden and is the assignee and successor in interest of Almaden with respect to the Original Contract.

    C. On August 6, 1987, the parties entered into a Memorandum of Understanding (the "MEMORANDUM") concerning disputes that had arisen under the Original Contract and the manner in which the Original Contract was to be understood and interpreted by the parties.

    D. On April 19, 1988, the parties entered into an Amendment to Long Term Grape Purchase Contract (the "FIRST AMENDMENT") with respect to the Original Contract.

    E. On June 2, 1988, the parties entered into a Second Amendment to Long Term Grape Purchase Contract (the "SECOND AMENDMENT") with respect to the Original Contract.

    F. On April 6, 1990, and on May 14, 1990, the parties respectively executed letter agreements (collectively, the "LETTER AGREEMENTS") with respect to the Original Contract, as amended.

    G. The Original Contract, the Memorandum, the First Amendment, the Second Amendment and the Letter Agreements hereinafter collectively are referred to as the "EXISTING CONTRACT". The Existing Contract as amended by this Amendment hereinafter is referred to as the "CONTRACT".

    H. The parties desire to amend the Existing Contract in certain additional respects as hereinafter provided.

                                         JAB    AGS

    NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

    1.   VINEYARDS AND VARIETIES.

         (a) VINEYARDS AND VARIETIES COVERED. The vineyards (the "VINEYARDS") and wine grapes (the "WINE GRAPES") currently subject to the provisions of the Existing Contract shall continue to be subject to the provisions of the Existing Contract following execution of this Amendment. Similarly, VI-72 shall continue to produce existing Wine Grape varieties in existing locations on the Vineyards following execution of this Amendment; PROVIDED, HOWEVER, that VI-72 shall convert the existing varieties to the proposed varieties as specified in EXHIBIT A attached hereto in accordance with the methods and in the calendar years respectively identified therein. Notwithstanding the foregoing, VI-72 shall not be required to sell and Winery shall not be required to purchase in excess of the following average tons per acre of the following Wine Grape varieties produced on acreage converted as provided above in any crop year under the Contract:


              VARIETY                  AVERAGE TONS PER ACRE
              -------                  ---------------------

              Chardonnay                         8.0
              Cabernet Sauvignon                 7.5
              Merlot                             7.5

         (b) RETENTION OF WINE GRAPES BY VI-72. Notwithstanding any provision of the Contract to the contrary, each harvest VI-72, in its sole discretion, may retain for its own use up to 25 tons of Wine Grapes of each variety produced on the Vineyards.

    2. PRICING. The price to be paid by Winery to Grower for each variety of Wine Grapes purchased under the Contract shall be determined with reference to the Final Grape Crush Report (the "CRUSH REPORT"), currently published by the California Department of Food and Agriculture (the "DEPARTMENT") on the 10th day of March of each year, for the crop year (the "APPLICABLE CROP YEAR") preceding the harvest of such Wine Grape variety, as it may be supplemented or corrected by the Department up through the succeeding first day of August (the "APPLICABLE CRUSH REPORT"), in accordance with the following:

         (a)  VARIETIES OTHER THAN MERLOT. The price per ton for each variety of Wine Grapes other than Merlot under the Contract shall be equal
    to [                  ]* (the "PRICING DISTRICTS"), as established by the
    Department, determined by:


                               [                ]*


                                             JAB   AGS

_____________________
*Confidential Treatment Requested for Redacted Portion.

                               [                ]*



Application of the provisions of this SECTION 2(a) is illustrated by the example set forth in EXHIBIT B attached hereto.

         (b) MERLOT. The price per ton for Merlot under the Contract shall be the lower of:


                               [                ]*


Notwithstanding the foregoing, if the price per ton for Merlot calculated above is the highest of the prices calculated for varieties other than Merlot under
SECTION 2(a), the price per ton for Merlot hereunder shall equal the price per ton of the variety having the next highest price. Application of the provisions of this SECTION 2(b) is illustrated by the example set forth in EXHIBIT C attached hereto.

                                 JAB   AGS

_____________________
*Confidential Treatment Requested for Redacted Portion.

         (c) UNAVAILABILITY OF CRUSH REPORT. If the Department shall cease to publish the Crush Report or shall cease to publish the Crush Report in substantially its present form with respect to any crop year necessary for determining prices under this SECTION 2, the prices to be paid hereunder shall be determined with reference to the price information for the Pricing Districts, in form and substance as nearly identical as possible to the price information for the Pricing Districts in the Crush Report, in an alternative government publication.

The provisions of this SECTION 2 shall supersede in their entirety the provisions of SECTION 5(a)(ii) of the Original Contract and SECTIONS 3A and 3B of the Memorandum relating to determination of the prices to be paid by Winery to Grower for Wine Grapes purchased under the Contract.

         3. PAYMENT. Winery shall pay Grower the price (the "PRELIMINARY PRICE") for Wine Grapes purchased under the Contract, determined in accordance with SECTION 2 above based on all available information and subject only to minor adjustment as hereinafter provided, within 10 days after Grower gives Winery written notice of completion of the applicable harvest. The parties shall have an additional 30 days after the expiration of such 10-day period to determine the final price (the "FINAL PRICE") to be paid by Winery to Grower for such Wine Grapes based on corrected sugar, defect or M.O.G. penalties, weight tags or similar minor adjustments, and to make any payments or refunds necessary to reconcile the Final Price with the Preliminary Price. For purposes of this
SECTION 3, the term "COMPLETION OF THE APPLICABLE HARVEST" shall mean the substantial completion of the harvest of Wine Grapes to be delivered during the applicable crop year, notwithstanding the existence of certain Wine Grapes with respect to which harvest may have been deferred at the request of Winery for later delivery. The provisions of this SECTION 3 shall supersede and replace, to the extent otherwise applicable, the provisions of SECTIONS 5(c) and 5(d) of the Original Contract and the provisions of Section 3E of the Memorandum.

         4.   TERM AND TERMINATION.

              (a) TERM. The term of the Contract shall continue until terminated in accordance with the provisions of this SECTION 4.

              (b) TERMINATION BY EITHER PARTY. Either party may terminate the Contract after the 2003 crop year by giving written notice (a "TERMINATION NOTICE") to the other party. Termination shall be effective upon completion of the third crop year following the thirty-first day of December next succeeding the Termination Notice. For example, if a party were to give a Termination Notice on November 30, 2003, the Contract would terminate after delivery of the 2006 crop by Grower to Winery.

              (c) WITHDRAWAL BY GROWER. In the event Winery properly delivers a Termination Notice to Grower under SECTION 4(b) above, Grower at its option (i) may withdraw up to 1/3 of any or all varieties of Wine Grapes from coverage by the Contract by delivery to Winery of written notice (a "WITHDRAWAL NOTICE") of its intent to do so prior to the first day of April following the Withdrawal Notice, and (ii) may

                                         JAB  AGS
    withdraw up to 2/3 of any or all varieties of Wine Grapes from such coverage by delivery of a Withdrawal Notice prior to the succeeding first day of April.

         5. FARM MANAGEMENT DECISIONS. Grower shall have the exclusive right and sole discretion to replant any Wine Grape variety produced on the Vineyards with the same variety at any time Grower determines that such replanting will improve production levels with respect to such variety, and to replant and interplant Wine Grapes to maintain contracted varieties at viable and economic levels; PROVIDED, HOWEVER, that Grower will continue to follow "good cultural practices and use its best efforts to produce quality grapes for winemaking" as provided in SECTION 3(a) or the Original Contract.

         6. INCORPORATION BY REFERENCE. Exhibits attached to this Amendment hereby are incorporated by reference herein.

         7. EFFECTIVENESS OF THE EXISTING CONTRACT. Except as specifically set forth herein, the Existing Contract shall remain unchanged and in full force and effect. In the event of any conflict between the provisions of this Amendment and the provisions of the Existing Contract, the provisions of this Amendment shall govern.

         8. AUTHORITY. Each corporate or partnership party executing this Amendment and the agent executing this Amendment on such party's behalf hereby warrants that such party is a corporation or partnership in good standing and is fully authorized to execute this Amendment and any other documents called for hereunder and that such agent is properly authorized to act for such party.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                             VINEYARD INVESTORS - 1972,
                             a California limited partnership

                             By:  Scheid Vineyards and Management Co.,
                                  a California corporation

                                  By: /s/ Alfred G. Scheid
                                     -----------------------------------
                                       Alfred G. Scheid
                                       Its: President

                                                      "VI-72" or "GROWER"

                             HEUBLEIN, INC., a corporation

                                       By: /s/ James A. Beckman
                                     -----------------------------------

                                            Its: Vice President
                                                 -----------------------
                                                      "HEUBLEIN" or "WINERY"